The Company:

Redwood MicroCap Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's assets are primarily invested in securities with market capitalizations less than $50 million, radio broadcasting, oil & gas, and cash equivalents.

Shares of the Fund are bought and sold over-the-counter on NASDAQ's electronic bulletin board under the symbol "RWMC". The price of the stock is determined by both the net asset value of the Fund's portfolio and the dynamics of supply and demand. All, or nearly all, capital gains and dividend income is reinvested in the Fund.

Message to Shareholders:

Dear Shareholders:

For the six month period ended September 30, 2000, our Net Asset Value ("NAV") increased 29.09% from $3,200,294 or $1.327 per share to $4,131,360 or $1.713 per share.

The primary reason for the increase was a substantial jump in the valuation of our interest in TDP Energy Corporation after the sale of its major natural gas asset in September to Louis Dreyfus Corporation (NYSE:LD). Our efforts to acquire a controlling interest in TDP Energy Corporation are continuing but no assurance can be made until definitive agreements are signed.

Our wholly-owned subsidiary, Palo Verde Group, Inc., was distributed to shareholders of record on March 31, 2000. Subsequently, Palo Verde Group, Inc. was acquired by Guardian Technologies International, Inc. (NASDAQ/SC:GRDN). Therefore, shareholders eligible for this distribution will receive 15 shares of Guardian for every 100 shares of Redwood MicroCap Fund, Inc. owned on the record date. Guardian is in the process of registering the spin-off shares pursuant to federal and state regulations.

On behalf of the Redwood MicroCap Fund, Inc. Board of Directors, we thank you for your continued support.

John C. Power
President
Redwood MicroCap Fund, Inc.

ASSETS

Investments in Securities:
Investments in securities of unaffiliated
  issuers (identified cost $33)..................................            0
Investments in securities of affiliated
  issuers (identified cost $2,391,938)...........................    4,919,386
Advances to affiliates...........................................      872,113
                                                                     ---------
Total............................................................    5,791,499
                                                                     ---------
Cash and equivalents.............................................        2,417

Other receivables................................................        2,208

Other assets.....................................................        1,412
                                                                     ---------
Total............................................................    5,797,536
                                                                     ---------

LIABILITIES

Accounts payable.................................................       30,864
Payable to affiliate.............................................      263,108
Income tax payable...............................................       41,836
Notes payable to affiliate.......................................      225,000
Stock dividend payable...........................................      180,899
Deferred income tax liability....................................      924,469
Total............................................................    1,666,176
                                                                     ---------
Net Assets....................................................... $  4,131,360
                                                                     =========
Net Asset Value Per Share........................................ $      1.713
                                                                       =======

CAPITAL STOCK AND ACCUMULATED GAIN AS OF SEPTEMBER 30, 2000

Common Stock, $.001 par value, 500,000,000
  shares authorized, 2,412,000 issued and outstanding............ $      2,412
                                                                   -----------
Additional paid-in capital.......................................    1,787,835
                                                                   -----------
Net Accumulated Gain:
Net investment loss..............................................   (2,539,326)
Accumulated net realized gain....................................    3,482,929
Net unrealized appreciation of investments.......................    1,397,510
                                                                    ----------
Net Accumulated gain.............................................    2,341,113
                                                                    ----------
Total Capital Stock and Accumulated Gain......................... $  4,131,360
                                                                    ==========


                    See notes to financial statements

SCHEDULE OF INVESTMENTS IN UNAFFILIATED ISSUERS AS OF SEPTEMBER 30, 2000

SHARES                                                             VALUE (a)

                                   COMMON STOCKS - .00%

Communications - .00%
        365     FTM Media, Inc. (b)                             $            0
                                                                      --------

TOTAL  INVESTMENTS IN COMMON STOCKS OF
        UNAFFILIATED ISSUERS (cost $33)                         $            0
                                                                      --------




SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS AS OF SEPTEMBER 30, 2000

SHARES                                                               VALUE (a)

                                 COMMON STOCKS - 119.07%

Communications - 23.42%
      75,000     Four Rivers Broadcasting, Inc. (b)               $    150,000
         145     Alta California Broadcasting, Inc. (b)                817,691
                                                                      --------
                                                                       967,691
                                                                      --------
Manufacturing - 5.19%
      66,666     Guardian Technologies Int'l, Inc. (b)                  33,332
     361,800     Guardian Technologies Int'l, Inc. - stock
                                              dividend (b)             180,899
                                                                      --------
                                                                       214,231
                                                                      --------
Oil & Gas - 88.96%
     187,500     Redwood Energy, Inc. - escrow (b)                       1,379
   150,000       Redwood Energy, Inc - warrants (b)                          0
   956,000       Redwood Energy, Inc. - seed                           191,210
         425     TDP Energy Co. (b)                                  3,482,875
                                                                     ---------
                                                                     3,675,464
                                                                     ---------
Retail - 1.50%
  650,000California Progressions, Inc. (b)                              62,00
                                                                     ---------
Real Estate - .00%
  375,000      Wyoming  Resorts, LLC  (b)                                   0
                                                                     ---------

 TOTAL COMMON STOCKS                                              $  4,919,386
                                                                    ----------


                      see notes to financial statements

SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS AS OF SEPTEMBER 30, 2000

SHARES                                                              VALUE (a)

                            MISCELLANEOUS INVESTMENTS - 21.11%

PRINCIPAL         Advances to Affiliates - 21.11%
   34,500    Four Rivers Broadcasting, Inc.                             34,500
   39,195    Mark Power                                                 39,195
1,050,550    Wyoming Resorts, LLC                                      798,418
                                                                       -------
                                                                       872,113
                                                                       -------

Total Investments in Common Stock, and Miscellaneous
  Investments of Affiliated Issuers (cost $3,516,183)............. $ 5,791,499
                                                                   -----------

Total Investments in Securities of Unaffiliated
  Issuers (cost $33)....................................      .00%           0
Total Investments In Securities of Affiliated
  Issuers (cost $3,516,183).............................   140.18%   5,791,499
                                                           ------    ---------
Total Investments    ...................................   140.18%   5,791,499
Other Liabilities, Net of Assets........................   (40.18)% (1,660,139)
                                                           ------   ----------
TOTAL NET ASSETS........................................   100.00 % $4,131,360
                                                           ======   ==========


(a) See Note 1 of notes to financial statements. Securities are valued at their estimated fair values as determined by the Board of Directors in the absence of readily ascertainable market values.
(b) Restricted security, see Note 2 of notes to financial statements
(c) See Note 3 of notes to financial statements







                         see notes to financial statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000

Investment Income:
Management fee Income...................................             $   1,500
Interest income from affiliated companies...............                42,222
Interest income from nonaffiliated companies............                    11
                                                                       -------
Total...................................................                43,733
                                                                       -------
Expenses:
Salaries................................................                62,039
Bad debt reserve expense................................                73,620
Accounting service and administration...................                21,000
Audit and accounting fees...............................                18,913
Interest expense........................................                   480
Office expense..........................................                12,731
Telephone and telefax...................................                 8,202
Insurance...............................................                 5,903
Legal...................................................                 6,000
Director's fee..........................................                 1,000
Professional Service ...................................                 1,400
Transfer fees...........................................                   755
Reports to shareholders.................................                 5,513
Custodian fees..........................................                   410
Other...................................................                 3,050
                                                                       -------
Total...................................................               221,016
                                                                       -------
Net Investment Loss.....................................              (177,283)
                                                                       -------
Net Realized Loss and Unrealized Appreciation on Investments:
Net realized loss from investment transactions in investments
 in affiliated issuers..................................                (6,907)
Unrealized appreciation of investments..................             2,018,838
                                                                     ---------
Net Realized Loss and Unrealized Appreciation on Investments......   2,011,931
                                                                     ---------
Net Increase in Net Assets From Operations Before Income
Tax...............................................................   1,834,648

Deferred Income Tax Provision.....................................    (722,685)
                                                                     ---------
Net Increase in Net Assets From Operations........................ $ 1,111,963
                                                                     =========

                    See notes to financial statements

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:

Net increase in net assets from operations.................      $   1,111,963
Adjustments to reconcile net decrease in net assets to
    cash used in operations:
    Unrealized appreciation of investments.................         (2,018,838)
    Net realized loss from investment transactions.........              6,907
    Deferred income tax benefit............................            736,849

Change in:
    Other receivables......................................             (2,208)
    Accounts payable and other liabilities.................             19,951
    Income tax payable.....................................            (14,164)
    Stock dividend payable.................................            180,899
                                                                     ---------
  Net cash provided by operating activities................             21,359
                                                                     ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of investments................................             (1,000)
    Proceeds from sale of investments......................              6,316
    Advances to affiliates.................................           (172,684)
    Repayments of advances to affiliates...................             34,032
    Paid-in-capital adjustment - stock dividend............           (180,899)
                                                                     ---------
  Net cash used in investing activities....................           (314,235)
                                                                     ---------
CASH FLOWS FROM FINANCING ACTIVITIES:

    Proceeds of borrowings ................................            100,000
    Principal repayment of borrowing.......................           (100,000)
    Advances from officers and affiliates..................             39,300
    Proceeds of borrowings from affiliates.................            391,000
    Repayment of borrowings from officers and affiliates...           (167,635)
                                                                     ---------
  Net cash provided by financing activities................            262,665
                                                                     ---------
NET DECREASE IN CASH AND CASH EQUIVALENTS..................            (30,211)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD.............             32,628
                                                                     ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD...................       $      2,417
                                                                     =========

Supplemental Disclosure of Cash Flow Information:
    Cash paid during the period for interest ..............       $        480
                                                                     =========


                       See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDED MARCH 31, 2000
MARCH 31, 1999 AND THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)
                                   (Unaudited)
                            For the Six Months Ended
                      NOTES    September 30, 2000            2000       1999

From Operations:
Net investment loss......................  $  (177,283)  $ (42,091) $ (368,970)
Net realized gain/loss from
 investment transactions.................       (6,907)    428,621     480,029
Net change in unrealized
 appreciation (depreciation)
 of investments..........................    2,018,838    (797,178)   (940,206)
Income tax benefit (provision)...........5    (722,685)    167,000     327,097
                                             ---------    --------    --------
Net increase (decrease) in net assets
 from operations.........................    1,111,963    (243,648)   (502,050)

Capital share transactions...............     (180,899)         --    (114,038)
Net Assets-beginning of period...........    3,200,296   3,443,944   4,060,032
                                             ---------   ---------   ---------
Net Assets-end of period.................  $ 4,131,360 $ 3,200,296 $ 3,443,944
                                            ==========   =========   =========

                          See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Redwood MicroCap Fund, Inc., (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end investment company. The Fund invests in a broad range of small speculative stocks traded in the over-the-counter market, primarily in the communications and oil and gas industries. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation - Investments in securities traded on national exchanges and NASDAQ are valued at last reported sales prices. Investments in securities traded in the over-the-counter market on the Electronic Bulletin Board or Pink Sheets are valued at the quoted bid as obtained from NASDAQ or at the bid prices from the brokers that make markets in such securities, on the last business day of the period. Investments in restricted securities, as well as certain thinly-traded securities and advances to affiliates, are valued at their estimated fair value as determined in good faith under procedures established by and under the direction of the Fund's Board of Directions.

Income Taxes - The Fund has not elected to be treated for Federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Consequently, investment income and realized capital gains are taxed to the Fund at the tax rates applicable to corporations.

The Fund accounts for income taxes in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." Under SFAS No. 109, a current or deferred income tax liability or asset is recognized for timing differences which exist in the recognition of certain income and expense items for financial statement reporting purposes in periods different than for income reporting purposes. The provision for income taxes is based on the amount of current and deferred income taxes payable or refundable at the date of the financial statements as measured by the provisions of current tax laws.

Dividends and Distributions to Shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on a first-in, first-out basis.

All of the Fund's equity securities as of September 30, 2000 are non-income producing securities.

Statement of Cash Flows - the Fund considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Use of Estimates - The preparation of the Funds financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those significant estimates.

2.  RESTRICTED SECURITIES AND THINLY TRADED SECURITIES

Restricted securities are those securities which have been acquired from an issuer without registration under the Securities Act of 1933. Restricted securities generally cannot be sold by the Fund except pursuant to an effective registration or in compliance with Rule 144 of the Securities Act of 1933. The following schedule provides certain information with respect to restricted securities held by the Fund as of September 30, 2000, which securities comprised 114.44% of the Fund's net assets at such time:


                                         Date of                          Fair
Description                           Acquisition              Cost      Value

Alta California Broadcasting, Inc.    January 1, 1999     $ 723,615  $ 817,691
California Progressions, Inc.         November 21, 1994           0     62,000
Four Rivers Broadcasting, Inc.        May 5, 1997           310,000    150,000
Guardian Technologies Int'l Inc.      January 3, 1999        50,000     33,332
Guardian Technologies Int'l Inc-div   September 27, 2000    609,737    180,899
FTM Media, Inc.                       June 15, 1993              33          0
Redwood Energy, Inc. - Escrow         June 29, 1994           1,379      1,379
TDP Energy Company                    December 22, 1993      71,621  3,482,575
Wyoming Resorts, LLC                  May 28, 1997          375,000          0
                                                           --------  ---------
Total                                                   $ 2,141,385 $4,727,876
                                                          =========  =========

The Fund has no right to require registration of the above restricted securities. As of September 30, 2000, the fair value of the Fund's investments in restricted securities comprised approximately 81.63% of the value of its total assets.

Valuations for the restricted securities as well as certain thinly traded securities and advances to affiliates, have been determined in good faith by the Fund's Board of Directors, in the absence of readily ascertainable market values. Such investments were valued at $5,791,499 as of September 30, 2000, representing 140.18% of net assets. Because of the inherent subjectivity of these values, it is reasonably possible that a material change in such valuations could occur in the near future.


3.  INVESTMENTS IN SECURITIES OF AFFILIATED ISSUERS

As of September 30, 2000, the Fund holds either an indirect or direct ownership of 5 percent or more of the following securities:

                                                              Purchases During
                                                     Fair the Six months Ended
Description                                 Cost    Value   September 30, 2000
Common Stock:
Alta California Broadcasting, Inc.       723,615    817,691
California Progressions,  Inc.                 0     62,000
Four Rivers  Broadcasting,  Inc.         310,000    150,000
Guardian Technologies  Int'l, Inc.        50,000     33,332
Guardian  Technologies  Int'l, Inc.-div  609,737    180,899
Redwood Energy, Inc.                     251,965    192,589
TDP Energy Company                        71,621  3,482,875
Wyoming Resorts, LLC                     375,000          0
                                     ----------- ----------
                                       2,391,938  4,919,386
                                     ----------- ----------

Advances to affiliates:
Four Rivers Broadcasting, Inc.            34,500     34,500             36,000
Mark Power                                39,195     39,195              1,134
Wyoming Resorts, LLC                   1,050,550    798,418            135,550
                                       ---------    -------
                                       1,124,245    872,113
                                       ---------    -------
Total                                $ 3,516,183 $5,791,499
                                       =========  =========

4.  UNREALIZED GAINS AND LOSSES

At September 30, 2000 the net unrealized appreciation of investments of $1,397,510, which has been offset by applicable deferred income taxes of $924,469, stock dividend payable of $180,899, was comprised of gross appreciation of $3,567,329 for those investments having an excess of value over cost and gross depreciation of $1,064,451 for those investments having an excess of cost over value.

5.  INCOME TAXES

The income tax benefit for the year ended September 30, 2000 consists of:

        Current provision(benefit)                      $    14,164
        Deferred provision(benefit)                        (736,849)
        Total                                           $  (722,685)


Deferred income taxes of $924,469 primarily reflect the income tax effects of temporary differences between the book and tax bases of assets as a result of unrealized gains on investments at September 30, 2000.

The following summary reconciles income tax computed at the federal statutory rate with the income tax provision(benefit).

        Federal income tax expense
           computed at the statutory rate                 $  (625,811)
        Net state income taxes                                (96,874)
        Benefit for income taxes                          $  (722,685)


6.  TRANSACTIONS WITH AFFILIATES

During the six months ended September 30, 2000 the Fund made advances to affiliated companies of the Fund. At September 30, 2000, the Fund had outstanding advances of $34,500 to Four Rivers Broadcasting, Inc.

The Fund sold 5% of Wyoming Resorts, LLC to Mark R. Power, brother of the Fund's President, for a $37,500 promissory note. The note is still outstanding and has accrued interest of $1,695. The transaction was compensation to Mark Power for development services provided by Mark Power.

In addition, at September 30, 2000, the Fund had an outstanding receivable of $1,050,550 from Wyoming Resorts, LLC. which has been reduced by a valuation allowance of $252,132 , and accordingly is reflected in the accompanying financial statements at $798,418. The advance has no set repayment terms and bears interest at 8%.


7.  ADVANCES PAYABLE

The Fund has unsecured advances with various affiliates which are non-interest bearing and payable on demand. Advances are payable to TDP Energy Company, Alta California Broadcasting, Inc. and California Progressions, Inc. for $270,036, $130,000 and $80,272, respectively. In addition, the Fund had an advance payable to the President of the Fund for $7,800.

8.  STOCK DISTRIBUTION

Our wholly-owned subsidiary, Palo Verde Group, Inc., was distributed to shareholders of record on March 31, 2000. The ex-dividend date was April 1, 2000 and a stock dividend payable has been reflected with an offset to the paid-in-capital equity account. Subsequently, Palo Verde Group, Inc. was acquired by Guardian Technologies International, Inc. (NASDAQ/SC:GRDN). Therefore, shareholders eligible for this distribution will receive 15 shares of Guardian for every 100 shares of Redwood MicroCap Fund, Inc. owned on the record date. Guardian is in the process of registering the spin-off shares pursuant to federal and state regulations.


9.  COMMITMENTS AND CONTINGENCY

As of March 31, 2000, the Fund has guaranteed a first mortgage between Wyoming Resorts, LLC, an affiliate, and a bank. The loan has an outstanding principal balance of $980,646 at September 30, 2000.

In addition, the Fund has guaranteed a first mortgage between Palo Verde Group, Inc., a former affiliate, and a bank. The loan has an outstanding balance of $108,781 at September 30, 2000..

In September 2000, the Fund guaranteed a first mortgage between Capell Valley Vineyards LLC, an affiliate of Wyoming Resorts, LLC and therefore the Fund, and a financial institution. The amount outstanding at September 30, 2000 is $1,500,000.


10.  UNCERTAINTY

The Securities and Exchange Commission ("SEC") has filed an administrative action against the Fund's President as a result off certain trading activity conducted by him in his personal accounts during 1994. At the present time, it is not known what impact or consequences this action or an unfavorable outcome to this action might have on the future operations or management of the Fund.




                      End of notes to financial statements

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

                              (Unaudited)
                          For the Six Months
                          Ended September 30, --For the Years Ended March 31--

                                    2000      2000      1999     1998     1997

Per Share:
Income from investments.......... $ .018    $ .110    $ .037   $ .131   $ .041
Expenses.........................  (.092)    (.127)    (.190)   (.145)   (.113)
                                   -----     -----     -----    -----     -----
Net investment income (loss).....  (.074)    (.017)    (.153)   (.014)   (.072)
Net realized gain (loss) and
 net change in unrealized
 appreciation of investments.....   .834     (.153)    (.191)    .306     .976
(Provision) benefit for
 income taxes....................  (.300)     .069      .136    (.081)   (.339)
Stock dividend...................  (.074)        -         -        -        -
Purchase of treasury stock ......      -         -      .005    (.003)       -
                                   -----     -----     -----    -----    -----
Net increase (decrease) in net
 asset value.....................   .386     (.101)    (.203)    .208     .565

Net asset value:
Beginning of period..............  1.327     1.428     1.631    1.423     .858
                                   -----     -----     -----    -----    -----
End of period.................... $1.713    $1.327    $1.428   $1.631  $ 1.423
                                  ======     ======   ======   ======   ======
Total investment return (1)...... 29.09%    (7.07)%  (12.75)%  14.13%   65.85%

Ratios:
Expenses  to average net assets    6.81%     8.57%    12.33%    9.54%    8.78%
Expenses to income...............505.38%   115.90%   511.63%  110.18%  276.30%
Net investment income (loss) to
 average net assets.............. (5.46)%   (1.18)%   (9.92)%   (.88)%  (5.60)%

Portfolio turnover rate (2)......     0%    15.91%    57.84%   88.88%   48.12%

(1) Based on the change in net asset value since there has been no distributions during the period presented. The Fund does not believe that a presentation based on changes in the market value of the Funds' common stock is appropriate considering the limited market for its stock.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended September 30, 2000 were $0 and $12,222, respectively.



                       See notes to financial statements

CORPORATE INFORMATION

Officers and Directors
John C. Power, President, Treasurer, and Director
R. Stanley Pittman, Secretary
Joseph O. Smith, Director
Peter Hirschburg, Director

Corporate Headquarters
REDWOOD MICROCAP FUND, INC.
6180 Lehman Drive, Suite 103
Colorado Springs, CO  80918 - 3415
(719) 593-2111

Custodian of Portfolio Securities
US Bank

Stock Transfer Agent
Computershare Investor Services
12039 West Alameda Parkway Suite # Z-2
Lakewood, CO  80228

Independent Auditors
Stockman Kast Ryan & Company, LLC.
102 North Cascade Avenue, Suite 405
Colorado Springs, CO  80903

Counsel
Neuman & Drennen, LLC

Stocks held in "street name" Redwood MicroCap Fund, Inc. maintains a mailing list to assure that stockholders whose stock is not held in their own name, and other interested persons, receive financial information on a timely basis. If you would like your name added to this list, please send your request to:

Investor Relations
Redwood MicroCap Fund, Inc.
6180 Lehman Drive, Suite 103
Colorado Springs, CO 80918

Common Stock
Listed: Over-the-Counter market, electronic bulletin board symbol "RWMC"

                           Redwood MicroCap Fund, Inc.



                            2001  SEMI-ANNUAL REPORT

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